Secured Notes Payable	12 Months Ended
Dec. 31, 2020
Disclosure of secured notes payable [Abstract]
Secured Notes Payable
9.	SECURED NOTES PAYABLE
On December 11, 2017, the Company completed an offering of US$330 million of senior secured notes
 (“Notes”),
secured by a second-ranking lien on all present and future assets, property and undertakings of the Company. The secured notes pay interest in semi-annual instalments on June 15 and December 15 of each year, at a rate of 8.00% per annum, and mature on
December 15, 2022
. The indenture governing the secured notes contains certain restrictive covenants that limit the Company’s ability to, among other things, incur additional indebtedness, make certain dividend payments and other restricted payments, and create certain liens, in each case subject to certain exceptions. The restrictive covenant on the Company’s ability to pay potential future dividends relates to a fixed charge coverage ratio of no less than 2:1. The fixed charge coverage ratio is calculated as EBITDA over interest expense. Subject to certain limitations and exceptions, the amount of the restricted payments, which include dividends and share buybacks, is limited to a maximum dollar threshold, which is calculated at an opening basket of US$10 million plus 50% of the historical consolidated net income, subject to certain adjustments, reported from the quarter of issuance and up to the most recently available financial statements at the time of such restricted payment, plus an amount not to exceed the greater of US$15 million and 2% of total assets as defined in the indenture.
As at December 31, 2020, the Company has an obligation for US$299.9 million or $381.7 million Canadian dollar equivalent from the secured notes payable (December 31, 2019
-US$299.9 million
or $389.3 million).

	December 31, 2020	December 31, 2019

Total outstanding secured notes payable	$381,674	$389,262

Less: unamortized deferred transaction costs and issuance discount	6,968	10,393

Total secured notes payable	$374,706	$378,869
During the year ended December 31, 2020, no secured notes payable were purchased by the Company from investors (2019, US$10 million or approximately $13.2 million Canadian dollar equivalent).
The secured notes payable is carried at amortized cost on the consolidated balance sheet.
Revolving Credit Facility
Concurrent with the closing of the Notes offering, the Company entered into a US$50 million first ranking lien revolving credit facility with the Bank of Nova Scotia (“Scotiabank”) and Nedbank Ltd. in order to maintain a liquidity cushion for general corporate purposes. The RCF had a term of three years and the Company was subject to a quarterly commitment fee between 0.9625% and 1.2375%, depending on certain leverage ratio at the time. Upon drawing on the RCF, an interest rate of LIBOR plus 2.5% to 4.5%
per annum would be charged for the number of days the funds are outstanding, based on certain leverage ratio at the time. During the second quarter of 2020, the Company withdrew
US$25
million from the RCF in order to maintain the liquidity of the business during the challenges faced by
COVID-19.
The RCF was subject to several financial covenants, in order to remain available which were breached as of June 30, 2020 and for which a waiver was obtained as at July 3, 2020.In exchange, the Company agreed to a reduction in the size of the revolving credit facility to US$25 million from US$50 million and the imposition of additional covenants to August 31, 2020 which the Company complied with. The Company also agreed to repay or provide alternate financing for the US$25 million by September 30, 2020, rather than the original maturity date of December 15, 2020.

On September 30, 2020, the RCF with Scotiabank and Nedbank Ltd. was assigned to Dunebridge. The amount drawn at the time of
US$22.7 million was paid by Dunebridge to Scotiabank and Nedbank Ltd. and the remaining available amount of US$2.3 million under the new Dunebridge RCF was advanced to the Company. The Dunebridge RCF terms are described in Note 10 below.